Exhibit 99.2

Financial Supplement
June 30, 2013

contact:	William Pollett, Treasurer	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.
telephone:	+1(441) 299 7576
email:	bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission, for specific important factors that could cause actual results to differ materially from those contained in forward- looking statements. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends on, or repurchases of, our common shares or preferred shares to differ include, but are not limited to: market conditions affecting the prices of our common shares or preferred shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to effectively execute the business plans of the Company, its subsidiaries and any new ventures that it may enter into; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency and interest rate fluctuations.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Natural Catastrophe Risk Management

7	Rollforward of Loss and LAE Reserves

8	Losses and Loss Ratios by Line of Business

9	Consolidated Investment Portfolio

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Common Share

13	Income (Loss) Available to the Company’s Common Shareholders Per Share

14	Non-GAAP Financial Measures

MONTPELIER RE HOLDINGS LTD.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three months ended June 30			Year-to-date June 30
	2013	2012	% change	2013	2012	% change

Selected financial highlights
Gross insurance and reinsurance premiums written	$242.7	$253.5	-4%	$503.9	$513.2	-2%
Net insurance and reinsurance premiums written	197.8	210.8	-6%	423.8	430.8	-2%
Net insurance and reinsurance premiums earned	138.9	146.4	-5%	298.6	306.9	-3%
Net investment income	16.7	17.2	-3%	33.1	34.8	-5%
Underwriting income	43.1	34.6	25%	103.2	100.6	3%
Operating income avail. to the Company’s common shareholders (1)	49.6	43.6	14%	115.6	119.3	-3%
Net income (loss) avail. to the Company’s common shareholders	(27.3)	62.1	n/m	64.8	169.2	-62%
Comprehensive income (loss) avail. to the Company	(23.6)	63.9	n/m	68.3	174.7	-61%
Total assets				3,935.7	3,894.7	1%
Common shareholders’ equity				1,420.0	1,474.7	-4%
Total shareholders’ equity available to the Company				1,570.0	1,624.7	-3%

Amounts per common share
Operating income avail. to the Company’s common shareholders (2)	$0.93	$0.74		$2.12	$1.99
Net income (loss) avail. to the Company’s common shareholders (2)	(0.52)	1.06		1.19	2.82
Fully converted book value (3)				27.03	25.36

Financial ratios
Loss and loss adjustment expense ratio:
Current year	68.0%	50.6%		54.7%	47.7%
Prior year	-34.3%	-11.4%		-22.1%	-14.8%
Loss and loss adjustment expense ratio	33.7%	39.2%		32.6%	32.9%
Acquisition cost ratio	16.3%	16.1%		15.0%	15.8%
General and administrative expense ratio	19.0%	21.2%		17.9%	18.5%
Combined ratio	69.0%	76.5%		65.5%	67.2%

Operating income / Average common shareholders’ equity	3.4%	3.0%		7.8%	8.2%

Change in FCBVPCS adjusted for dividends (4)	-1.3%	4.8%		4.3%	12.6%

(1) Excludes net investment and foreign exchange gains and losses and any significant non-recurring items.

(2) See Page 13 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

(3) See Page 12 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

(4) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account dividends declared on common shares during the period.  See page 14 for information regarding our use of Non-GAAP Financial Measures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	June 30	March 31	December 31	September 30	June 30
	2013	2013	2012	2012	2012

ASSETS
Investments, cash and cash equivalents	$3,256.7	$3,240.5	$3,319.4	$3,355.8	$3,225.3
Insurance and reinsurance premiums receivable	341.3	281.4	222.9	287.9	353.5
Deferred insurance and reinsurance acquisition costs	60.2	52.3	48.4	54.2	57.7
Reinsurance recoverable on paid and unpaid losses	107.1	91.5	109.4	85.5	82.3
Unearned reinsurance premiums ceded	48.9	36.1	22.2	47.6	51.1
Unsettled sales of investments	79.9	306.9	48.9	181.4	88.2
Other assets	41.6	42.1	38.9	37.1	36.6

Total Assets	$3,935.7	$4,050.8	$3,810.1	$4,049.5	$3,894.7

LIABILITIES
Loss and loss adjustment expense reserves	$1,003.7	$1,035.3	$1,112.4	$1,039.4	$1,029.9
Unearned insurance and reinsurance premiums	413.9	341.9	270.1	368.2	418.3
Debt	399.1	399.1	399.1	327.9	327.9
Liability for investment securities sold short	110.9	126.8	138.8	153.4	127.7
Unsettled purchases of investments	206.9	327.9	148.7	375.5	251.0
Other liabilities	131.9	110.9	111.6	111.1	115.2

Total Liabilities	2,266.4	2,341.9	2,180.7	2,375.5	2,270.0

SHAREHOLDERS’ EQUITY
Preferred shareholders’ equity	150.0	150.0	150.0	150.0	150.0
Common shareholders’ equity	1,420.0	1,526.3	1,479.4	1,524.0	1,474.7

Total Shareholders’ Equity available to the Company	1,570.0	1,676.3	1,629.4	1,674.0	1,624.7

Non-controlling interest	99.3	32.6	—	—	—

Total Shareholders’ Equity	1,669.3	1,708.9	1,629.4	1,674.0	1,624.7

Total Liabilities and Shareholders’ Equity	$3,935.7	$4,050.8	$3,810.1	$4,049.5	$3,894.7

Fully converted book value per common share (1)	$27.03	$27.49	$26.14	$26.61	$25.36

(1) See Page 12 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Year
	Q2-13	Q1-13	Q4-12	Q3-12	Q2-12	2013	2012	2012

Underwriting revenues
Gross insurance and reinsurance premiums written	$242.7	$261.2	$94.4	$127.7	$253.5	$503.9	$513.2	$735.3
Reinsurance premiums ceded	(44.9)	(35.2)	(11.0)	(26.2)	(42.7)	(80.1)	(82.4)	(119.6)
Net insurance and reinsurance premiums written	197.8	226.0	83.4	101.5	210.8	423.8	430.8	615.7

Gross insurance and reinsurance premiums earned	171.0	180.6	193.0	183.1	176.1	351.6	360.2	736.3
Earned reinsurance premiums ceded	(32.1)	(20.9)	(36.4)	(30.1)	(29.7)	(53.0)	(53.3)	(119.8)
Net insurance and reinsurance premiums earned	138.9	159.7	156.6	153.0	146.4	298.6	306.9	616.5

Underwriting expenses
Loss and loss adjustment expenses - current year	(94.5)	(69.0)	(154.2)	(73.0)	(73.9)	(163.5)	(146.6)	(373.8)
Loss and loss adjustment expenses - prior year	47.7	18.4	26.3	15.7	16.7	66.1	45.4	87.4
Insurance and reinsurance acquisition costs	(22.6)	(22.1)	(24.7)	(23.5)	(23.6)	(44.7)	(48.4)	(96.6)
Operating expenses	(19.5)	(20.4)	(19.6)	(18.9)	(20.8)	(39.9)	(40.9)	(79.4)
Incentive compensation expenses	(6.9)	(6.5)	(9.4)	(11.6)	(10.2)	(13.4)	(15.8)	(36.8)

Underwriting income (loss)	43.1	60.1	(25.0)	41.7	34.6	103.2	100.6	117.3

Net investment income	16.7	16.4	16.8	15.5	17.2	33.1	34.8	67.1
Other revenue	—	—	—	0.1	0.2	—	0.7	0.8
Interest and other financing expenses	(4.7)	(4.7)	(5.9)	(4.7)	(4.8)	(9.4)	(9.8)	(20.4)
Net realized and unrealized investment gains (losses)	(61.2)	(0.7)	3.5	33.2	13.3	(61.9)	45.7	82.4
Net foreign exchange gains (losses)	(5.3)	21.1	(2.3)	(10.8)	2.9	15.8	0.3	(12.8)
Net income (loss) from derivative instruments	(12.2)	4.6	(1.1)	0.7	2.1	(7.6)	3.6	3.2
Loss on early extinguishment of debt	—	—	(9.7)	—	—	—	—	(9.7)
Income tax benefit (provision)	0.4	(0.2)	0.4	(0.7)	—	0.2	—	(0.3)

Net income (loss)	(23.2)	96.6	(23.3)	75.0	65.5	73.4	175.9	227.6

Net income attributable to non-controlling interest	(0.7)	(1.2)	—	—	—	(1.9)	—	—

Net income (loss) available to the Company	(23.9)	95.4	(23.3)	75.0	65.5	71.5	175.9	227.6

Dividends declared on non-cumulative preferred shares	(3.4)	(3.3)	(3.3)	(3.3)	(3.4)	(6.7)	(6.7)	(13.3)

Net income (loss) available to the Company’s common shareholders	$(27.3)	$92.1	$(26.6)	$71.7	$62.1	$64.8	$169.2	$214.3

Net income (loss)	$(23.2)	$96.6	$(23.3)	$75.0	$65.5	$73.4	$175.9	$227.6

Net change in foreign currency translation	0.3	(3.5)	0.3	1.7	(1.6)	(3.2)	(1.2)	0.8

Comprehensive income (loss)	(22.9)	93.1	(23.0)	76.7	63.9	70.2	174.7	228.4

Net income attributable to non-controlling interest	(0.7)	(1.2)	—	—	—	(1.9)	—	—

Comprehensive income (loss) available to the Company	$(23.6)	$91.9	$(23.0)	$76.7	$63.9	$68.3	$174.7	$228.4

Net income (loss) available to the Company’s common shareholders	$(27.3)	$92.1	$(26.6)	$71.7	$62.1	$64.8	$169.2	$214.3
Add (subtract):
Net realized and unrealized investment (gains) losses	61.2	0.7	(3.5)	(33.2)	(13.3)	61.9	(45.7)	(82.4)
Net (gains) losses from investment-related derivative instruments	7.9	(6.8)	0.4	2.1	(0.8)	1.1	(2.5)	—
Net foreign exchange (gains) losses	5.3	(21.1)	2.3	10.8	(2.9)	(15.8)	(0.3)	12.8
Net (gains) losses from fx-related derivative instruments	2.5	1.1	0.8	(2.9)	(1.5)	3.6	(1.4)	(3.5)
Loss on early extinguishment of debt	—	—	9.7	—	—	—	—	9.7

Operating income (loss) available to the Company’s common shareholders	$49.6	$66.0	$(16.9)	$48.5	$43.6	$115.6	$119.3	$150.9

Loss and loss adjustment expense ratio:
Current year	68.0%	43.2%	98.6%	47.6%	50.6%	54.7%	47.7%	60.6%
Prior year	-34.3%	-11.5%	-16.9%	-10.2%	-11.4%	-22.1%	-14.8%	-14.2%
Loss and loss adjustment expense ratio	33.7%	31.7%	81.7%	37.4%	39.2%	32.6%	32.9%	46.4%
Acquisition costs ratio	16.3%	13.9%	15.8%	15.4%	16.1%	15.0%	15.8%	15.7%
Operating expenses	14.0%	12.7%	12.5%	12.3%	14.2%	13.4%	13.4%	12.9%
Incentive compensation expenses	5.0%	4.1%	6.0%	7.6%	7.0%	4.5%	5.1%	6.0%
Combined ratio	69.0%	62.4%	116.0%	72.7%	76.5%	65.5%	67.2%	81.0%

Operating income (loss) avail. to the Company’s common shareholders per share (1)	$0.93	$1.18	$(0.31)	$0.85	$0.74	$2.12	$1.99	$1.99
Net income (loss) avail. to the Company’s common shareholders per share (1)	$(0.52)	$1.65	$(0.48)	$1.25	$1.06	$1.19	$2.82	$2.82
Operating income (loss) / Average common shareholders’ equity	3.4%	4.4%	-1.1%	3.2%	3.0%	7.8%	8.2%	10.3%

(1) See Page 13 for calculation and Page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

						YTD	YTD	Year
Net Insurance and Reinsurance Premiums Written	Q2-13	Q1-13	Q4-12	Q3-12	Q2-12	2013	2012	2012

Bermuda
Property Catastrophe - Treaty Reinsurance	$95.6	$98.3	$10.2	$20.9	$110.7	$193.9	$214.1	$245.2
Property Specialty - Treaty Reinsurance	12.0	12.0	11.7	11.7	12.3	24.0	23.5	46.9
Other Specialty - Treaty Reinsurance	14.9	31.1	12.2	10.8	9.3	46.0	43.4	66.4
Property & Specialty Individual Risk	5.8	8.6	(1.0)	3.7	14.1	14.4	19.5	22.2
	$128.3	$150.0	$33.1	$47.1	$146.4	$278.3	$300.5	$380.7

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$0.9	$2.5	$2.0	$(1.0)	$2.1	$3.4	$10.2	$11.2
Property Specialty - Treaty Reinsurance	0.7	2.6	0.5	3.0	0.5	3.3	3.0	6.5
Other Specialty - Treaty Reinsurance	15.1	21.4	17.3	18.4	23.0	36.5	45.9	81.6
Property & Specialty Individual Risk	32.9	34.6	30.1	33.4	36.2	67.5	67.3	130.8
	$49.6	$61.1	$49.9	$53.8	$61.8	$110.7	$126.4	$230.1

Blue Capital
Property Catastrophe - Treaty Reinsurance	$19.6	$14.6	$—	$—	$2.4	$34.2	$2.4	$2.4
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—	—	—
	$19.6	$14.6	$—	$—	$2.4	$34.2	$2.4	$2.4

MUSIC Run-Off
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	0.3	0.3	0.4	0.6	0.2	0.6	1.5	2.5
	$0.3	$0.3	$0.4	$0.6	$0.2	$0.6	$1.5	$2.5

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$0.3	$0.6	$—	$(0.1)	$—	$0.9	$2.7	$2.6
Property Specialty - Treaty Reinsurance	(0.3)	—	—	0.1	—	(0.3)	(0.1)	—
Other Specialty - Treaty Reinsurance	(0.1)	—	—	—	—	(0.1)	(0.4)	(0.4)
Property & Specialty Individual Risk	0.1	(0.6)	—	—	—	(0.5)	(2.2)	(2.2)
	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$116.4	$116.0	$12.2	$19.8	$115.2	$232.4	$229.4	$261.4
Property Specialty - Treaty Reinsurance	12.4	14.6	12.2	14.8	12.8	27.0	26.4	53.4
Other Specialty - Treaty Reinsurance	29.9	52.5	29.5	29.2	32.3	82.4	88.9	147.6
Property & Specialty Individual Risk	39.1	42.9	29.5	37.7	50.5	82.0	86.1	153.3
	$197.8	$226.0	$83.4	$101.5	$210.8	$423.8	$430.8	$615.7

Reinstatements included in NWP	$(3.8)	$2.4	$6.9	$2.2	$1.3	$(1.4)	$4.0	$13.1

Consolidated 12 Mo. Rolling NWP	$608.7	$621.7	$615.7	$613.9	$634.0

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

						YTD	YTD	Year
Net Insurance and Reinsurance Premiums Earned	Q2-13	Q1-13	Q4-12	Q3-12	Q2-12	2013	2012	2012

Bermuda
Property Catastrophe - Treaty Reinsurance	$59.2	$62.0	$60.9	$58.0	$55.7	$121.2	$116.5	$235.4
Property Specialty - Treaty Reinsurance	11.7	11.4	11.8	10.7	11.5	23.1	22.0	44.5
Other Specialty - Treaty Reinsurance	10.4	18.9	17.8	16.6	10.3	29.3	29.3	63.7
Property & Specialty Individual Risk	2.8	8.9	3.4	7.1	7.4	11.7	15.4	25.9
	$84.1	$101.2	$93.9	$92.4	$84.9	$185.3	$183.2	$369.5

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$1.5	$0.1	$4.5	$1.4	$3.4	$1.6	$5.7	$11.6
Property Specialty - Treaty Reinsurance	1.7	1.4	2.1	1.6	1.6	3.1	3.3	7.0
Other Specialty - Treaty Reinsurance	17.3	22.0	20.3	19.0	21.2	39.3	39.9	79.2
Property & Specialty Individual Risk	28.5	30.9	32.9	32.0	26.5	59.4	54.6	119.5
	$49.0	$54.4	$59.8	$54.0	$52.7	$103.4	$103.5	$217.3

Blue Capital
Property Catastrophe - Treaty Reinsurance	$5.5	$3.8	$0.9	$1.1	$0.4	$9.3	$0.4	$2.4
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—	—	—
	$5.5	$3.8	$0.9	$1.1	$0.4	$9.3	$0.4	$2.4

MUSIC Run-Off
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	0.3	0.3	2.0	5.5	8.4	0.6	19.8	27.3
	$0.3	$0.3	$2.0	$5.5	$8.4	$0.6	$19.8	$27.3

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$0.2	$0.6	$—	$—	$—	$0.8	$0.2	$0.2
Property Specialty - Treaty Reinsurance	(0.3)	—	—	—	—	(0.3)	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	0.7	0.7
Property & Specialty Individual Risk	0.1	(0.6)	—	—	—	(0.5)	(0.9)	(0.9)
	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$66.4	$66.5	$66.3	$60.5	$59.5	$132.9	$122.8	$249.6
Property Specialty - Treaty Reinsurance	13.1	12.8	13.9	12.3	13.1	25.9	25.3	51.5
Other Specialty - Treaty Reinsurance	27.7	40.9	38.1	35.6	31.5	68.6	69.9	143.6
Property & Specialty Individual Risk	31.7	39.5	38.3	44.6	42.3	71.2	88.9	171.8
	$138.9	$159.7	$156.6	$153.0	$146.4	$298.6	$306.9	$616.5

Reinstatements included in NPE	$(3.8)	$2.4	$6.9	$2.2	$1.3	$(1.4)	$4.0	$13.1

Consolidated 12 Mo. Rolling NPE	$608.2	$615.7	$616.5	$608.2	$611.1

MONTPELIER RE HOLDINGS LTD.

Natural Catastrophe Risk Management (1)

$ in millions

Exposure Management

	Net Reinsurance Treaty Limits by Zone (1)
	As of June 1, 2013		As of January 1, 2013
	Treaty Limits	% of June 30, 2013 Shareholders’ Equity	Treaty Limits	% of March 31, 2013 Shareholders’ Equity
U.S. Hurricane:

Mid-Atlantic hurricane	$610	39%	$555	33%
Northeast hurricane	475	30%	434	26%
Florida hurricane	468	30%	406	24%
Gulf hurricane	400	25%	366	22%
Hawaii hurricane	176	11%	133	8%

U.S. Earthquake:

New Madrid earthquake	$529	34%	$479	29%
Northwest earthquake	369	24%	310	18%
California earthquake	352	22%	287	17%

European Windstorm:

Western Europe windstorm	$409	26%	$388	23%
UK & Ireland windstorm	364	23%	342	20%
Scandinavia windstorm	128	8%	100	6%

Other Countries:

Japan earthquake	$255	16%	$256	15%
Australia cyclone	222	14%	227	14%
Australia earthquake	220	14%	231	14%
Canada earthquake	203	13%	208	12%
Turkey earthquake	181	12%	184	11%
New Zealand earthquake	123	8%	133	8%
Japan windstorm	116	7%	135	8%
Chile earthquake	105	7%	93	6%

Single Event Losses

	Net Impact From Single Event Losses by Return Period (2)
	As of June 1, 2013				As of January 1, 2013
			% of June 30, 2013				% of March 31, 2013
	Net Impact		Shareholders’ Equity		Net Impact		Shareholders’ Equity
	100-year	250-year	100-year	250-year	100-year	250-year	100-year	250-year

U.S. Hurricane	$339	$396	22%	25%	$339	$406	20%	24%
U.S. Earthquake	166	264	11%	17%	164	250	10%	15%
Europe Windstorm	203	250	13%	16%	198	241	12%	14%

NOTE - These disclosures should be read in conjunction with item 1A “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

(1)  The treaty limits presented include the Company’s portion of the exposures assumed through its investment in the Blue Capital Global Reinsurance Fund Limited (a closed-end mutual fund). The treaty limits presented are shown net of any outward reinsurance or other third-party protection we purchase but have not been reduced by any expected reinstatement premiums.

(2)  The single event losses presented include the Company’s portion of exposures assumed through its investment in the Blue Capital Global Reinsurance Fund Limited and are shown net of: (i) any outward reinsurance or other third-party protection we purchase; and (ii) the benefit of any expected reinstatement premiums.  A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”) meaning there is a 1.0% chance in any given year that this level will be exceeded.  A “250-year” return period can also be referred to as the 0.4% OEP meaning there is a 0.4% chance in any given year that this level will be exceeded.

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss and LAE Reserves (unaudited)

in millions

	Three months ended June 30, 2013			Three months ended June 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,035.3	$86.6	$948.7	$1,035.7	$71.1	$964.6

Losses incurred:
Current year	107.4	12.9	94.5	79.2	5.3	73.9
Prior years	(38.3)	9.4	(47.7)	(11.7)	5.0	(16.7)
Total losses incurred	69.1	22.3	46.8	67.5	10.3	57.2

Net foreign currency translation movements	0.8	(0.6)	1.4	(8.7)	0.1	(8.8)

Losses paid and approved for payment:
Current year	(11.0)	(1.0)	(10.0)	(7.6)	(0.7)	(6.9)
Prior years	(90.5)	(27.0)	(63.5)	(57.0)	(2.0)	(55.0)
Total paid losses	(101.5)	(28.0)	(73.5)	(64.6)	(2.7)	(61.9)

Reserve for unpaid losses, end of period	$1,003.7	$80.3	$923.4	$1,029.9	$78.8	$951.1

	YTD June 30, 2013			YTD June 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,112.4	$102.7	$1,009.7	$1,077.1	$77.7	$999.4

Losses incurred:
Current year	180.7	17.2	163.5	155.6	9.0	146.6
Prior years	(71.2)	(5.1)	(66.1)	(47.9)	(2.5)	(45.4)
Total losses incurred	109.5	12.1	97.4	107.7	6.5	101.2

Net foreign currency translation movements	(22.3)	(1.0)	(21.3)	(1.2)	—	(1.2)

Losses paid and approved for payment:
Current year	(15.7)	(1.1)	(14.6)	(9.9)	(0.8)	(9.1)
Prior years	(180.2)	(32.4)	(147.8)	(143.8)	(4.6)	(139.2)
Total paid losses	(195.9)	(33.5)	(162.4)	(153.7)	(5.4)	(148.3)

Reserve for unpaid losses, end of period	$1,003.7	$80.3	$923.4	$1,029.9	$78.8	$951.1

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

						YTD	YTD	Year
	Q2-13	Q1-13	Q4-12	Q3-12	Q2-12	2013	2012	2012
Property Catastrophe - Treaty

Net reserves: start	$276.8	$300.2	$289.1	$299.2	$323.8	$300.2	$362.9	$362.9
Change in prior AY	(12.6)	(17.2)	(9.7)	(5.3)	(10.7)	(29.8)	(15.5)	(30.5)
Losses paid and approved for payment	(25.9)	(23.1)	(29.7)	(23.6)	(26.7)	(49.0)	(69.4)	(122.7)
Current yr. incurred losses	29.1	16.9	50.5	18.8	12.8	46.0	21.2	90.5
Net reserves sold - MUSIC						—	—
Net reserves: end	$267.4	$276.8	$300.2	$289.1	$299.2	$267.4	$299.2	$300.2

Net earned premium	$66.4	$66.5	$66.3	$60.5	$59.5	132.9	122.8	$249.6
Net loss ratio	24.8%	-0.5%	61.5%	22.3%	3.5%	12.2%	4.6%	24.0%
Net loss ratio excl. prior AY adjusts.	43.8%	25.4%	76.1%	31.1%	21.5%	34.6%	17.2%	36.2%
Net loss ratio - prior AY adjusts.	-19.0%	-25.9%	-14.6%	-8.8%	-18.0%	-22.4%	-12.6%	-12.2%

IBNR	$134.0	$120.1	$131.2	$115.1	$113.7
IBNR as a % of net reserves	50%	43%	44%	40%	38%

Property Specialty - Treaty

Net reserves: start	$134.1	$138.8	$126.0	$133.9	$133.7	$138.8	$146.4	$146.4
Change in prior AY	(9.3)	(1.4)	(5.9)	(5.6)	2.8	(10.7)	(6.8)	(18.3)
Losses paid and approved for payment	(8.7)	(10.5)	(6.3)	(9.4)	(13.0)	(19.2)	(23.3)	(39.0)
Current yr. incurred losses	9.2	7.2	25.0	7.1	10.4	16.4	17.6	49.7
Net reserves sold - MUSIC						—	—
Net reserves: end	$125.3	$134.1	$138.8	$126.0	$133.9	$125.3	$133.9	$138.8

Net earned premium	$13.1	$12.8	$13.9	$12.3	$13.1	25.9	25.3	$51.5
Net loss ratio	-0.8%	45.3%	137.4%	12.2%	100.8%	22.0%	42.7%	61.0%
Net loss ratio excl. prior AY adjusts.	70.2%	56.2%	179.8%	57.7%	79.4%	63.3%	69.6%	96.5%
Net loss ratio - prior AY adjusts.	-71.0%	-10.9%	-42.4%	-45.5%	21.4%	-41.3%	-26.9%	-35.5%

IBNR	$77.8	$79.9	$81.9	$70.9	$76.8
IBNR as a % of net reserves	62%	60%	59%	56%	57%

Other Specialty - Treaty

Net reserves: start	$294.0	$288.1	$288.4	$274.6	$275.8	$288.1	$268.6	$268.6
Change in prior AY	(15.4)	1.2	(3.7)	(4.0)	(13.2)	(14.2)	(18.2)	(25.9)
Losses paid and approved for payment	(10.4)	(15.7)	(14.5)	(7.6)	(9.5)	(26.1)	(19.7)	(41.8)
Current yr. incurred losses	20.3	20.4	17.9	25.4	21.5	40.7	43.9	87.2
Net reserves sold - MUSIC						—	—
Net reserves: end	$288.5	$294.0	$288.1	$288.4	$274.6	$288.5	$274.6	$288.1

Net earned premium	$27.7	$40.9	$38.1	$35.6	$31.5	68.6	69.9	$143.6
Net loss ratio	17.7%	52.8%	37.3%	60.1%	26.3%	38.6%	36.8%	42.7%
Net loss ratio excl. prior AY adjusts.	73.3%	49.9%	47.0%	71.3%	68.2%	59.3%	62.8%	60.7%
Net loss ratio - prior AY adjusts.	-55.6%	2.9%	-9.7%	-11.2%	-41.9%	-20.7%	-26.0%	-18.0%

IBNR	$212.2	$215.1	$209.2	$207.9	$202.9
IBNR as a % of net reserves	74%	73%	73%	72%	74%

Property and Specialty Individual Risk

Net reserves: start	$259.0	$275.1	$249.7	$249.1	$228.2	$275.1	$226.0	$226.0
Change in prior AY	(10.4)	(1.0)	(7.0)	(0.8)	4.4	(11.4)	(4.9)	(12.7)
Losses paid and approved for payment	(31.6)	(39.6)	(28.4)	(20.3)	(12.7)	(71.2)	(35.9)	(84.6)
Current yr. incurred losses	35.9	24.5	60.8	21.7	29.2	60.4	63.9	146.4
Net reserves sold - MUSIC	—	—	—	—	—	—	—	—
Net reserves: end	$252.9	$259.0	$275.1	$249.7	$249.1	$252.9	$249.1	$275.1

Net earned premium	$31.7	$39.5	$38.3	$44.6	$42.3	71.2	88.9	$171.8
Net loss ratio	80.4%	59.5%	140.5%	46.9%	79.4%	68.8%	66.4%	77.8%
Net loss ratio excl. prior AY adjusts.	113.2%	62.0%	158.8%	48.7%	69.0%	84.8%	71.9%	85.2%
Net loss ratio - prior AY adjusts.	-32.8%	-2.5%	-18.3%	-1.8%	10.4%	-16.0%	-5.5%	-7.4%

IBNR	$157.6	$152.8	$154.9	$129.1	$120.3
IBNR as a % of net reserves	62%	59%	56%	52%	48%

TOTAL

Net reserves: start	$948.7	$1,009.7	$959.2	$951.1	$964.6	$1,009.7	$999.4	$999.4
Change in prior AY	(47.7)	(18.4)	(26.3)	(15.7)	(16.7)	(66.1)	(45.4)	(87.4)
Losses paid and approved for payment	(76.6)	(88.9)	(78.9)	(60.9)	(61.9)	(165.5)	(148.3)	(288.1)
Current yr. incurred losses	94.5	69.0	154.2	73.0	73.9	163.5	146.6	373.8
Net reserves sold - MUSIC	—	—	—	—	—	—	—	—
Net impact of foreign currency	1.5	(22.7)	1.5	11.7	(8.8)	(21.2)	(1.2)	12.0
Net reserves: end	$920.4	$948.7	$1,009.7	$959.2	$951.1	$920.4	$951.1	$1,009.7

Net earned premium	$138.9	$159.7	$156.6	$153.0	$146.4	$298.6	$306.9	$616.5
Net loss ratio	33.7%	31.7%	81.6%	37.4%	39.2%	32.6%	32.9%	46.4%
Net loss ratio excl. prior AY adjusts.	68.0%	43.2%	98.4%	47.7%	50.6%	54.7%	47.7%	60.6%
Net loss ratio - prior AY adjusts.	-34.3%	-11.5%	-16.8%	-10.3%	-11.4%	-22.1%	-14.8%	-14.2%

IBNR	$581.6	$567.9	$577.2	$523.0	$513.7
IBNR as a % of net reserves	63%	60%	57%	55%	54%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	June 30, 2013				March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012
	Amortized	Unrealized	Fair		Fair		Fair		Fair		Fair		Fair
	Cost	Gain / (Loss)	Value	%	Value	%	Value	%	Value	%	Value	%	Value	%

Composition:
Fixed maturities	$2,519.4	$(13.2)	$2,506.2	77%	$2,491.6	77%	$2,738.6	83%	$2,697.6	81%	$2,425.9	76%	$2,544.8	80%
Equity securities	114.7	1.4	116.1	4%	34.2	1%	40.9	1%	40.9	1%	37.2	1%	39.8	1%
Other investments	72.5	7.6	80.1	2%	103.1	3%	138.5	4%	102.2	3%	109.9	3%	94.9	3%
Cash equivalents	203.8	—	203.8	6%	235.5	7%	56.5	2%	137.8	4%	195.5	6%	193.2	6%
Cash and restricted cash	350.5	—	350.5	11%	376.1	12%	344.9	10%	377.3	11%	456.8	14%	328.6	10%
Total investments and cash (1)	$3,260.9	$(4.2)	$3,256.7	100%	$3,240.5	100%	$3,319.4	100%	$3,355.8	100%	$3,225.3	100%	$3,201.3	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities	$1,074.0	$(2.4)	$1,071.6	43%	$869.3	34%	$1,042.3	38%	$1,038.5	38%	$975.5	40%	$933.0	37%
Government & government-sponsored entities	540.9	(17.2)	523.7	21%	592.3	24%	586.4	21%	645.6	24%	438.2	18%	555.3	22%
Corporate bonds (2)	851.3	3.3	854.6	34%	961.1	39%	1,037.7	38%	942.2	35%	937.9	39%	978.3	38%
Municipal bonds	53.2	3.1	56.3	2%	68.9	3%	72.2	3%	71.3	3%	74.3	3%	78.2	3%
Total fixed maturities	$2,519.4	$(13.2)	$2,506.2	100%	$2,491.6	100%	$2,738.6	100%	$2,697.6	100%	$2,425.9	100%	$2,544.8	100%

Other investments:

Limited partnership interests and private investment funds	$72.1	$(0.4)	$71.7	90%	$98.1	95%	$139.2	101%	$87.7	86%	$97.2	89%	$79.8	84%
Catastrophe bonds	—	—	—	0%	—	0%	—	0%	10.0	10%	10.0	9%	10.0	11%
Derivative instruments	0.4	8.0	8.4	10%	5.0	5%	(0.7)	-1%	4.5	4%	2.7	2%	5.0	5%
Total other investments	$72.5	$7.6	$80.1	100%	$103.1	100%	$138.5	100%	$102.2	100%	$109.9	100%	$94.9	100%

Total investment return:

Net investment income			$16.7		$16.4		$16.8		$15.5		$17.2		$17.6
Net income (loss) from investment-related derivative instruments			(1.1)		(0.8)		0.6		0.4		0.1		—
Net realized investment gains			6.9		9.1		6.2		14.9		7.4		28.2
Net unrealized investment gains (losses)			(68.1)		(9.8)		(2.7)		18.3		5.9		4.2
Net gains (losses) from investment-related derivative instruments			(7.9)		6.8		(0.4)		(2.1)		0.8		1.7
Net investment FX gains (losses) from managed cash and investments			1.0		(1.8)		(1.3)		0.4		0.1		(0.8)
Total investment return			$(52.5)		$19.9		$19.2		$47.4		$31.5		$50.9

Total quarterly return on average fair value % (3)			-1.8%		0.7%		0.6%		1.6%		1.1%		1.7%

Average market yield to worst of fixed maturities and cash equivalents (4)			2.6%		2.1%		2.2%		2.0%		2.5%		2.9%
Average duration of the portfolio including cash and cash equivalents (4)			3.1 years		2.7 years		3.1 years		3.0 years		2.6 years		2.7 years
Average credit quality of fixed maturities and cash equivalents (4)			AA-		AA-		AA-		AA-		AA-		AA-
Average duration of the portfolio (4)			3.4 years		3.1 years		3.3 years		3.2 years		3.0 years		3.1 years

(1) We also hold various short investment positions which are reported as liabilities on our Consolidated Balance Sheets. Some of these short positions fully or partially offset some of the long investment positions presented above.

(2) Corporate bonds includes bank loans. See page 10 for additional details.

(3) Excludes net gains (losses) from non-investment FX contracts which are undertaken solely to hedge our insurance balances that are exposed to FX movements. In accordance with GAAP, these FX contracts are presented within our other investments. Also, beginning June 2012, excludes those cash and cash equivalents (which totaled $165.6 million at June 30, 2013) that served to collateralize Blue Water Re’s reinsurance operations. These assets generate virtually no investment income and the “return” on these invested assets constitutes Blue Water Re’s underwriting result and is included in our combined ratio.

(4) Net of short positions and cash held for operations.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds (net of short positions)

(unaudited)

$ in millions

At June 30, 2013

Corporate Bonds - Quality: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$24.3	$24.4	$0.1	2.4
AA	36.2	36.2	—	2.7
A	253.7	257.4	3.7	2.7
BBB	164.6	165.9	1.3	3.9
Below BBB	311.7	311.9	0.2	3.8
Not Rated	9.5	9.4	(0.1)	3.8

Total Corporate Bonds	$800.0	$805.2	$5.2	3.4

Corporate Bonds -  By Sector: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$501.8	$505.5	$3.7	3.3
Financial	258.4	259.9	1.5	3.4
Utility	28.2	28.5	0.3	5.0
All Others	11.6	11.3	(0.3)	2.6
Total	$800.0	$805.2	$5.2	3.4

(1)  The Corporate exposures presented above are shown net of $49.4 million of securities sold short which are reported within the liability section of our balance sheet.

Note - this presentation does not include the effects of our credit derivatives which may further offset the credit exposures reported above.

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	June 30		March 31		December 31		September 30		June 30
	2013		2013		2012		2012		2012

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	6.5	24	1.2	24	1.3	19	0.8	15	1.4	40
A	10.8	41	1.9	40	1.7	26	2.7	51	1.8	51
A-	5.7	21	0.8	16	1.8	27	0.5	9	0.2	6
Unrated by AM Best (1)	3.8	14	1.0	20	1.9	28	1.3	25	0.1	3

	$26.8	100%	$4.9	100%	$6.7	100%	$5.3	100%	$3.5	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	26.4	33	26.8	31	30.4	30	22.3	28	22.4	28
A	34.0	42	30.5	35	36.9	36	27.9	35	27.2	35
A-	2.9	4	6.6	8	8.3	8	4.8	6	3.8	5
Unrated by AM Best (1)	17.0	21	22.7	26	27.1	26	25.2	31	25.4	32

	$80.3	100%	$86.6	100%	$102.7	100%	$80.2	100%	$78.8	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	32.9	31	28.0	31	31.7	29	23.1	27	23.8	29
A	44.8	42	32.4	35	38.6	35	30.6	36	29.0	35
A-	8.6	8	7.4	8	10.1	9	5.3	6	4.0	5
Unrated by AM Best (1)	20.8	19	23.7	26	29.0	27	26.5	31	25.5	31

	$107.1	100%	$91.5	100%	$109.4	100%	$85.5	100%	$82.3	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is considered by management to be financially sound.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Common Share (unaudited)

$ in millions, except per share amounts

	June 30	March 31	December 31	September 30	June 30
	2013	2013	2012	2012	2012

Numerators

Book value and fully converted book value per common share numerator (common shareholders’ equity avail. to the Company)	$1,420.0	$1,526.3	$1,479.4	$1,524.0	$1,474.7

Denominators (in common shares)

Book value per share common denominator (ending common shares)	51,020,107	54,027,795	55,269,690	55,522,489	56,561,997

Common share obligations under benefit plans	1,520,762	1,486,305	1,326,643	1,741,326	1,588,443

Fully converted book value per common share denominator	52,540,869	55,514,100	56,596,333	57,263,815	58,150,440

Book value per common share	$27.83	$28.25	$26.77	$27.45	$26.07
Fully converted book value per common share	$27.03	$27.49	$26.14	$26.61	$25.36

Dividends declared per common share	$0.115	$0.115	$0.115	$0.105	$0.105
Change in FCBVPCS (1) Quarter	-1.7%	5.2%	-1.8%	4.9%	4.4%
Change in FCBVPCS adjusted for dividends (2) Quarter	-1.3%	5.6%	-1.3%	5.3%	4.8%
Change in FCBVPCS adjusted for dividends (2) YTD	4.3%	5.6%	17.0%	18.6%	12.6%
Change in FCBVPCS adjusted for dividends (2) Rolling 12 months	8.4%	15.0%	17.0%	22.0%	10.7%
Annualized change in FCBVPCS adjusted for dividends (2) Since inception	9.8%	10.1%

(1) FCBVPCS = Fully converted book value per common share.  See Page 14 for information regarding our use of Non-GAAP Financial Measures.

(2) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account common share dividends declared for the period.  See page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Income (Loss) Available to the Company’s Common Shareholders Per Share (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Year
	Q2-13	Q1-13	Q4-12	Q3-12	Q2-12	2013	2012	2012

Numerator
Operating income (loss) available to the Company’s common shareholders (1)	$49.6	$66.0	$(16.9)	$48.5	$43.6	$115.6	$119.3	$150.9
Adjustment to operating income related to participating securities	(1.2)	(1.6)	—	(1.3)	(1.0)	(2.7)	(2.6)	(3.5)

Adj. operating income (loss) avail. to the Company’s common shareholders	$48.4	$64.4	$(16.9)	$47.2	$42.6	$112.9	$116.7	$147.4

Net investment and foreign exchange gains (losses)	(76.9)	26.1	—	23.2	18.5	(50.8)	49.9	73.1
Loss on early extinguishment of debt	—	—	(9.7)	—	—	—	—	(9.7)
Adjustment to net income related to participating securities	1.2	(0.7)	—	(0.6)	(0.4)	1.4	(1.1)	(1.4)

Adj. net income (loss) available to the Company’s common shareholders	$(27.3)	$89.8	$(26.6)	$69.8	$60.7	$63.5	$165.5	$209.4

Denominator
Average common shares outstanding	52,132,724	54,487,425	55,438,223	55,653,966	57,257,343	53,310,075	58,731,264	57,138,679

Per common share
Operating income (loss) available to the Company’s common shareholders	$0.93	$1.18	$(0.31)	$0.85	$0.74	$2.12	$1.99	$2.58
Net income (loss) available to the Company’s common shareholders	$(0.52)	$1.65	$(0.48)	$1.25	$1.06	$1.19	$2.82	$3.66

(1) Excludes net investment and foreign exchange gains and losses and certain non-recurring items.  See Page 3 for the computation of our operating income (loss) available to the Company’s common shareholders and page 14 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Non-GAAP Financial Measures Disclosures

Within this report, we present “operating income (loss) available to the Company’s common shareholders”, which is a “non-GAAP financial measure” as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. This measure represents our GAAP results for the periods presented without consideration of net realized and unrealized investment and foreign exchange gains and losses and certain non-recurring items.  A reconciliation of this measure to our most directly comparable GAAP financial measure, net income (loss) available to the Company’s common shareholders, is included herein. We also present a measure referred to as “operating income (loss) available to the Company’s common shareholders per share” which represents our “operating income (loss) available to the Company’s common shareholders”, as adjusted for participating securities, divided by our weighted average common shares outstanding.

Within this report, we also present “book value per common share and fully converted book value per common share”, each of which is a “non-GAAP financial measure” as defined in Regulation G.  The computations of these measures are included herein. We also present a measure referred to as “change in fully converted book value per common share” which represents the change in our “fully converted book value per common share”, taking into account dividends declared on our common shares during the period.

We believe that these non-GAAP measures are important to our investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry and we further believe these measures to be more relevant than comparable GAAP measures in evaluating our financial performance.